EXHIBIT 10.12
                                                                   -------------

                              DELCATH SYSTEMS, INC.

                             2001 STOCK OPTION PLAN




                                    SECTION 1
                                     GENERAL

1.1  PURPOSE OF PLAN
     ---------------

     The purpose of this 2001 Stock Option Plan (the "Plan") is to further the growth and development of Delcath Systems, Inc. (the "Company") and any direct and indirect subsidiaries thereof (collectively, "Subsidiaries", and each, singly, a "Subsidiary" by encouraging selected employees, directors and other persons who contribute and are expected to contribute materially to the Company's success to obtain a proprietary interest in the Company through the ownership of stock, thereby providing such persons with an added incentive to promote the best interests of the Company and affording the Company a means of attracting to its service persons of outstanding ability.

1.2  STOCK SUBJECT TO THE PLAN
     -------------------------

     An aggregate of 750,000 shares of the Company's Common Stock, $0.01 par value ("Common Stock"), subject, however, to adjustment or change pursuant to
Section 5.4 hereof, shall be reserved for issuance upon the exercise of incentive stock options ("Incentive Stock Option(s)") within the meaning of
Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") and nonqualified stock options ("Nonqualified Stock Option(s)") (hereinafter collectively referred to as "Options") which may be granted from time to time in accordance with the Plan. Such shares may be, in whole or in part, as the Compensation Committee (the "Committee") shall from time to time determine, authorized but unissued shares or issued shares, which have been reacquired by the Company. If, for any reason, an Option shall lapse, expire or terminate without having been exercised in full, the unpurchased shares covered thereby shall again be available for purposes of the Plan. Notwithstanding anything in the Plan to the contrary, during the term of the Plan, the maximum aggregate number of shares of Common Stock that shall be subject to Options granted under the Plan to any single employee during any calendar year shall be 350,000 shares.

                                    SECTION 2
                             COMPENSATION COMMITTEE

2.1  ADMINISTRATION
     --------------

     The Board of Directors shall appoint the Committee from among its members. Such Committee shall be composed of two or more Directors who shall be "disinterested persons" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such Committee shall have and may exercise any and all




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of the powers relating to the administration of the Plan and the grant of
Options thereunder as are set forth in Section 2.2 hereof. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, or to discharge such Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of such Committee shall constitute a quorum, and such majority shall determine its action. Any action may be taken without a meeting by written consent of all the members of the Committee. The Committee shall keep minutes of its proceedings and shall report the same to the Board of Directors at the meeting next succeeding.

2.2  POWERS OF COMMITTEE
     -------------------

     The Committee's administration of the Plan shall be subject to the following:

     (a) The Committee shall administer the Plan and, subject to the provisions of the Plan, shall have sole authority in its discretion to determine the persons to whom (collectively, "Optionholders", and each, singly, an "Optionholder"), and the time or times at which, Options shall be granted, and the number of shares to be subject to each such Option.

     (b) In making such determinations, the Committee may take into account the nature of the services rendered by such persons, their present and potential contributions to the Company's success and such other factors as the Committee in its sole discretion may deem relevant.

     (c) Subject to the express provisions of the Plan, the Committee shall also have the authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating thereto, to determine the terms and provisions of the respective Option Agreements, which shall be substantially in the form attached hereto as Exhibit A, and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be conclusive and not subject to review.

2.3  DELEGATION BY COMMITTEE
     -----------------------

     Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

2.4  INFORMATION TO BE FURNISHED TO COMMITTEE
     ----------------------------------------

     The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Optionholder's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Employees and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.





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                                    SECTION 3
                                     OPTIONS


3.1  ELIGIBILITY FOR RECEIPT OF OPTIONS
     ----------------------------------

     Options hereunder may be granted to any employees, directors, consultants, agents, independent contractors and other persons whom the Committee determines will contribute to the Company's success, provided that non-employees shall only be eligible to receive grants of Nonqualified Stock Options.

     The aggregate Fair Market Value (as defined in Section 3.3 of the Plan), determined as of the time an Incentive Stock Option is granted, of the shares of the Company's Common Stock purchasable thereunder exercisable for the first time by an Optionholder during any calendar year may not exceed $100,000.

     Incentive Stock Options may not be granted to any person who, at the time the Incentive Stock Option is granted, owns (or is considered as owning within the meaning of Section 425(d) of the Code) stock possessing more than 10% of the total combined voting powers of all classes of stock of the Company or any Subsidiary (a "10% Owner"), unless at the time the Incentive Stock Option is granted to a 10% Owner, the Exercise Price (as defined in Section 3.2) is at least 110% of the Fair Market Value of the Common Stock subject thereto and such Incentive Stock Option by its terms is not exercisable subsequent to five years from the date of grant.

     Nothing herein contained shall prohibit the Company from granting Options hereunder to any holder of any other incentive or non-incentive stock options of the Company, if any, provided the prospective recipient of Options hereunder is otherwise eligible to receive such Options pursuant to the terms of this Plan, and each type of option is clearly designated.

3.2  EXERCISE PRICE
     --------------

     The "Exercise Price" of each Option granted under this Agreement shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that:

     (a) The Exercise Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant,

     (b) An Incentive Stock Option shall not be granted to any individual who, at the time of grant, is a 10% Owner, unless the Exercise Price is not less than 110% of the Fair Market Value of a share of Common Stock on the date of grant, and

     (c) In no event, based upon the facts known at the time of the grant, may an Exercise Price be established hereunder that would result in the disallowance of the Company's expense deduction pursuant to Section 162(m) of the Code.








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3.3  FAIR MARKET VALUE
     -----------------

     In determining the Fair Market Value of the Common Stock as of a specified date (the "Fair Market Value"), the Committee shall consider if the Common Stock is:

     (a) publicly traded and listed on the New York Stock Exchange or another national securities exchange, the closing price of the Common Stock on the business day immediately preceding the date as of which the Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding business day, or, if the Common Stock is not so listed on a national securities exchange, but publicly traded, the representative closing bid price in the over-the-counter market as reported by NASDAQ or as quoted by the National Quotation Bureau or a recognized dealer in the Common Stock, on the date immediately preceding the date as of which the Fair Market Value is being determined, or on the next preceding date on which such Common Stock is traded if no Common Stock was traded on such immediately preceding business day; or

(b) not publicly traded, the Fair Market Value as determined by the Committee in good faith based on such factors as it shall deem appropriate. The Committee may also consider such other factors as it shall deem appropriate.

3.4  DATE OF GRANT
     -------------

     For purposes of the Plan, the date of grant of an Option shall be the date on which the Committee shall by resolution duly authorize such Option.



                                    SECTION 4
                               EXERCISE OF OPTIONS

4.1  TERM OF OPTIONS
     ---------------

     The term of each Option shall be such number of years as the Committee shall determine, subject to earlier termination as herein provided for employee Optionholders, and subject to the limitations set forth in Section 3.1 of this Plan with respect to grants to 10% owners, and for non-employee Optionholders upon or following the occurrence of such events, all as the Committee may determine at the time of grant of an Option, which events may include, without limitation, the termination or cessation of the Optionholder's performance of services to the Company or any subsidiary or the Optionholder's death or disability. In no event shall any Option be for a term of more than ten years from the date of grant. Notwithstanding the foregoing, the term of Options intended to qualify as Incentive Stock Options shall not exceed five years from the date of granting thereof if such Option is granted to any employee who at the time such option is granted owns more than 10% of the total combined voting power of all classes of stock of the Company. No Option may be exercised following termination thereof.





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
4.2  VESTING
     -------

     No Option granted under the Plan shall be exercisable until such date or dates (inclusive of the date of grant and thereafter) as shall be determined by the Committee, but in no event until at least six months from the date of grant, with each Option to be so exercisable to the extent determined by the Committee

4.3  MINIMUM EXERCISE
     ----------------

     An Option may not be exercised for fewer than ten shares at any one time (or the remaining shares then purchasable if less than ten) and may not be exercised for fractional shares of the Company's Common Stock.

4.4  RESTRICTION
     -----------

     Except as provided in Sections 5.1, 5.2 and 5.3 hereof, no Option shall be exercisable unless the holder thereof shall have been an employee of the Company and/or a Subsidiary continuously from the date of grant to the date of exercise.

4.5  PAYMENT OF OPTION EXERCISE PRICE
     --------------------------------

     The payment of the Exercise Price of an Option shall be subject to the following:

     (a) The Exercise Price shall be payable in cash, by check made payable to the Company, or by tendering, by either actual delivery of shares or by attestation, shares of Common Stock that: (i) the Optionholder has held for at least six (6) months, and (ii) are valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

     (b) The Committee may permit an Optionholder to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise, and upon receipt of such payment, the Company delivers the exercised shares to the third party.

     (c) The Committee may permit the Company to loan the Optionholder sufficient funds to pay the Exercise Price (and any tax withholdings resulting from such exercise) upon the exercise of an Option.

     (d) A written representation that at the time of such exercise it is the optionee's then present intention to acquire the Option shares for investment and not with a view to the distribution or resale thereof (unless a Registration Statement covering the shares purchasable upon exercise of the Options shall have been declared effective by the Securities and Exchange Commission, the Company being under no obligation to file such registration statement or process it to effectiveness);







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     (e) A written acknowledgement by the Optionholder, in such form as may be determined by the Committee, that an investment in the Common Stock of the Company involves a high degree of risk, that the Optionholder has received a copy of the Company's financial statements for the most recently ended fiscal year for which such statement is available (which shall be provided annually by the Company to each Optionholder), and that the Optionholder has had the opportunity to ask questions of management concerning the Company prior to the exercise of the Option (the Company to provide such information as the Optionholder may reasonably request;

     (f) Such Stockholders' Agreement as the Company may require at the time of exercise of such Option (the "Stockholders' Agreement"), executed and delivered by the Optionholder, the form of which the Company reserves the right to change at any time and from time to time, and which, among other things, may restrict the sale of the Option shares and other shares of capital stock of the Company subsequently acquired by the Optionholder; and

     (g) In the event such Optionholder is an employee of the Company or a Subsidiary, such Escrow Agreement, Pledge Agreement or other agreement as the Company may require (the "Deposit Agreement"), pursuant to which such Optionholder shall deposit, upon such exercise by the Optionholder, with the Company or such third party as may be designated by the Company, the Option shares acquired pursuant to the exercise of such Option, together with stock powers executed in blank by such Optionholder with respect to such Option shares as may be determined by the Company, the other provisions of the Stockholders' Agreement, and/or the repurchase by the Company of the Option shares described in Section 5.6 below, and which Deposit Agreement shall remain in effect until the termination, if at all, of the Stockholders' Agreement (at which time the Option shares and related stock powers would be returned).

     (h) Subject to the provisions of this Section 4.5, the full Exercise Price for shares of Common Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in Sections 4.5(b) and 4.5(c), payment may be made as soon as practicable after the exercise).

     (i) In the event the representation described in Section 4.5(d) is required and made and/or the Optionholder executes and delivers the Stockholders' Agreement, the Committee may cause each certificate evidencing the purchased Common Stock to be endorsed with one or more legends setting forth the restrictions on transfer or otherwise of such Common Stock.


















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4.6  RESTRICTIONS ON OPTIONHOLDER'S RIGHTS
     -------------------------------------

     The Optionholder shall have none of the rights of a stockholder with respect to the shares purchasable upon exercise of the Option until a certificate for such shares shall have been issued to the holder upon due exercise of the Option.

4.7  USE OF PROCEEDS
     ---------------

     The proceeds received by the Company upon exercise of an Option shall be added to the Company's working capital and be available for general corporate purposes.

4.8  NON-TRANSFERABILITY OF OPTIONS
     ------------------------------

     No Option granted pursuant to the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the Optionholder only by such Optionholder.


                                    SECTION 5
                 TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL


5.1  TERMINATION OF EMPLOYMENT OF OPTIONHOLDER
     -----------------------------------------

     In the event the employment with the Company (or a Subsidiary thereof) of an Optionholder shall be terminated for any reason other than by reason of death, disability within the meaning of Section 22(e)(3) of the Code, retirement at or after age 65, or termination of employment without cause, such Optionholder's Option shall immediately terminate, lapse and expire. Absence or leave approved by the Company shall not be considered an interruption of employment for any purpose under the Plan.

     In the event that the Optionholder's employment with the Company (or a Subsidiary thereof) is terminated without cause, the unexpired vested portion of the Optionholder's Option will immediately terminate, lapse and expire unless the Optionholder provides written notice of exercise of the vested portion of the Option within two weeks from the date of termination of the Optionholder's employment with the Company (or a Subsidiary thereof).

     Nothing in the Plan or in any Option Agreement granted hereunder shall confer upon any Optionholder any right to commence or continue in the employ of the Company or any Subsidiary or obligate the Company or any Subsidiary to commence or continue the employment of any Optionholder or interfere in any way with the right of the Company or any such Subsidiary to terminate such Optionholder's employment, if any, at any time.

5.2  RETIREMENT OR DISABILITY OF OPTIONHOLDER
     ----------------------------------------

     If the employment with the Company or a Subsidiary of the Optionholder shall be terminated by reason of such Optionholder's disability within the meaning of Section 22(e)(3) of the Code, or retirement at or after age 65, such Optionholder (or such Optionholder's legal representative, on such


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Optionholder's behalf, if applicable) may, within six months from the date of such termination, exercise such Option, but only to the extent such Option was exercisable by such Optionholder at the date of such termination.
Notwithstanding the foregoing, no Option may be exercised subsequent to the date of its expiration.

5.3  DEATH OF OPTIONHOLDER
     ---------------------

     If the Optionholder shall die while in the employ of the Company or a Subsidiary (or within six months following termination of employment due to disability within the meaning of Section 22(e)(3) of the Code, or retirement at or after age 65), the Option theretofore granted to such person may be exercised, but only to the extent such Option was exercisable by such Optionholder at the date of death (or the date of termination of employment due to disability or retirement at or after age 65) by the legatee or legatees of such person under such person's Last Will, or by such person's personal representative or distributees, within six months from the date of death but in no event subsequent to the expiration date of the Option.

5.4  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
     ------------------------------------------

     If at any time after the date of grant of an Option, the Company shall by stock dividend, split-up, combination, reclassification or exchange, or through merger or consolidation or otherwise, change its shares of Common Stock into a different number or kind or class of shares or other securities or property, then the number of shares covered by such Option and the price per share thereof shall be proportionately adjusted for any such change by the Committee, whose determination thereon shall be conclusive. In the event that a fraction of a share results from the foregoing adjustment, said fraction shall be eliminated and the price per share of the remaining shares subject to the Option adjusted accordingly.

5.5  CHANGE IN CONTROL
     -----------------

     Subject to the provisions of Section 5.4, and except as otherwise provided in the Plan, upon the occurrence of a Change in Control (as defined in Section 5.6) the Committee may determine that:

     (a) All outstanding Options shall become fully vested and exercisable on a fully diluted basis and all Optionholders shall receive 30-days notice of a Change in Control and an opportunity to exercise their respective Options; or

     (b) All outstanding Options shall be paid out immediately in cash for the full value of the Options as determined by the Committee on the date of the occurrence of the Change in Control; or

     (c) All outstanding Options shall be substituted for options in the corporation resulting from the Change in Control.








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5.6  CHANGE IN CONTROL DEFINED
     -------------------------

     The term "Change in Control" means a change in the beneficial ownership of the Company's voting stock or a change in the composition of the Company's Board of Directors (the "Board") that occurs as follows:

     (a) An acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) and 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the total voting power of the Company's then outstanding stock; excluding however, the following:

          (i) Any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company,

          (ii) Any acquisition by the Company, or

          (iii) Any acquisition by any employee benefit plan sponsored or maintained by the Company or any corporation controlled by the Company, or

          (iv) Any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 5.5; or

     (b) A change in the composition of the Board such that the individuals who were the Board's nominees for election as directors of the Company immediately prior to a meeting of the stockholders of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals comprising the Incumbent Board shall be considered as though such individuals were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

     (c) The approval by the stockholders of the Company of a reorganization, merger, consolidation, share exchange or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which:










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          (i)  All or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Company's outstanding securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of the outstanding stock of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly or through one or more Subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Company's outstanding stock, as the case may be,

          (ii) No Person (other than the Company, an employee benefit plan of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of the outstanding stock of the corporation resulting from such Corporate Transaction, and

          (iii) Individuals who were members of the Incumbent Board will constitute at least a majority of the members of the Board of the corporation resulting from such Corporate Transaction; or

     (d) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

5.7  VESTING OF RIGHTS UNDER OPTIONS
     -------------------------------

     Neither anything contained in the Plan nor in any resolution adopted or to be adopted by the Committee or the stockholders of the Company shall constitute the vesting of any rights under any Option. The vesting of such rights shall take place only when a written Option Agreement, substantially in the form of the respective Option Agreements attached hereto as Exhibit A shall be duly executed and delivered by and on behalf of the Company and the person to whom the Option shall be granted.


                                    SECTION 6
                            TERMINATION AND AMENDMENT

6.1  TERMINATION AND AMENDMENT
     -------------------------

     The Plan, which has been adopted by the Board of Directors on May 8, 2001 and which shall be submitted for ratification by the stockholders of the Company within twelve months of adoption, shall terminate on May 8, 2011, and no Option shall be granted under the Plan after such date. The Board of Directors may at any time prior to such date terminate the Plan or make such modifications or amendments thereto as it shall deem advisable; provided, however, that:









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     (a) no increase shall be made in the aggregate number of shares which may be issued under the Plan;

     (b) no such termination, modification or amendment shall materially adversely affect the rights of an Optionholder previously granted under the Plan;

     (c) no modification shall be made to the requirements of eligibility for participation in the Plan; and

     (d) no material increase shall be made in the benefits accruing to participants under the Plan.


























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